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               Supplement dated June 1, 2000 to the Loomis Sayles
              Fixed Income Funds Prospectus dated February 1, 2000.


The shareholders of each Fund, except Loomis Sayles Investment Grade Bond Fund, approved the proposal to allow the Board of Trustees of the Loomis Sayles Funds to change each Fund's investment objective without shareholder approval. Furthermore, the Board of Trustees has changed the objectives of each Fund, except Loomis Sayles Investment Grade Bond Fund, so that they are non-fundamental.

Additionally, the Board of Trustees of Loomis Sayles Funds has changed the investment objective of the Loomis Sayles Short-Term Bond Fund to a non-fundamental investment objective of "high total investment return through a combination of current income and capital appreciation."